EXHIBIT 10.20

                       NINTH AMENDMENT TO LOAN AGREEMENT

This NINTH AMENDMENT TO LOAN AGREEMENT (the "Ninth  Amendment") made and entered into as of May _,  2005,  between  NUTRITION  MANAGEMENT  SERVICES  COMPANY  , a
Pennsylvania  corporation,  THE  COLLEGEVILLE  INN CONFERENCE & TRAINING CENTER,
Inc., a Pennsylvania  corporation,  and APPLE FRESH FOODS,  LTD., a Pennsylvania
corporation   (collectively,   the   "Borrower"),   and   WILMINGTON   TRUST  OF
PENNSYLVANIA, (the "Bank") a Pennsylvania banking corporation.

BACKGROUND
----------

A. The Borrower and the Bank entered  into a Loan  Agreement  dated  February 7,
2001 (as amended, the "Loan Agreement"),  pursuant to which the Lender agreed to make a available to the Borrower a Working  Capital Credit Facility (the "Credit
Facility").

B. The Loan Agreement was amended on May 3,2001 pursuant to the terms of a First
Amendment to Loan Agreement (the "First Amendment").

C. The Loan  Agreement  was further  amended in December  2001,  pursuant to the terms of a Second Amendment to Loan Agreement (the "Second Amendment").

D. The Loan Agreement was further amended in July 2002, pursuant to the terms of a Third Amendment to Loan Agreement (the "Third Amendment").

E. The Loan Agreement was further  amended in March 2003,  pursuant to the terms of a Fourth Amendment to Loan Agreement (the "Fourth Amendment").

F. The Loan Agreement was further amended in October 2003, pursuant to the terms of a Fifth Amendment to Loan Agreement (the "Fifth Amendment").

G. The Loan Agreement was further amended in January 2004, pursuant to the terms of a Sixth Amendment to Loan Agreement (the "Sixth Amendment").

H. The Loan Agreement was further amended in May 2004,  pursuant to the terms of a Seventh Amendment to Loan Agreement (the "Seventh Amendment").

I. The Loan Agreement was further amended in February 2005, pursuant to the terms of an Eighth Amendment to Loan Agreement (the "Eighth Amendment").

J. The Bank and the  Borrower  have agreed to further  amend the Loan  Agreement subject to the terms and conditions herein.

AGREEMENT
---------

NOW THEREFORE,  intending to be legally bound,  the Borrower and the Bank hereby agree and amend the Loan Agreement as follows:

1.  INCORPORATION OF BACKGROUND:  DEFINED TERMS.  The Background  provisions set forth above (including all defined tenns), are hereby  incorporated by reference into  this  Ninth  Amendment  and made a part  hereof  as if set  forth in their entirety in this Section.

2. AMENDED  DEFINITION:  The following  definition is amended in its entirety to read as follows:

"Line Termination Date" shall mean June 30, 2006.

3. RELEASE OF PERSONAL  GUARANTY.  Upon the  Borrowers'  permanent  reduction of their obligations to the Bank in the amount of Two Million Five Hundred Thousand
Dollars  ($2,500,000) or if the Company shall maintain at all times at least Two
Million Five Hundred Thousand ($2,500,00) of cash or cash equivalents  (measured on a daily  basis),  prior to an Event of  Default,  the Bank shall  release the personal  guaranty of Joseph V. Roberts in the amount of Three  Million  Dollars
($3,000,000) evidenced by a Guaranty and Suretyship dated May _,2005.

4. HARBORSIDE LITIGATION AWARD. Upon the final,  non-appealable award of damages in favor of the Borrower in the Harborside litigation,  the Bank shall negotiate with the Borrower in good faith to restructure  the current credit  arrangements between Bank and Borrower.

5.  RATIFICATION  OF LOAN AGREEMENT AND LOAN DOCUMENTS.  The Loan Agreement,  as
modified  and  amended  hereby,  and the other Loan  Documents  (as such term is defined in the Loan  Agreement,  as modified and amended  hereby) and all of the respective liabilities, obligations, covenants, conditions, representations, and warranties set forth therein are hereby ratified and affirmed by the Borrowers.

6. LOAN DOCUMENTS.  Without limiting the generality of the meaning thereof,  the term "Loan  Documents",  as used in the Loan Agreement,  shall include the Ninth
Amendment,  all  other  amendments,  any  and  all  agreements,   documents  and
instruments  executed by or on behalf of the  Borrower in  connection  with this
Ninth Amendment.

7. NO WAIVER. The Bank entering into this Ninth Amendment shall not constitute a waiver of any existing  defaults or a waiver of any rights or remedies under the
Loan Documents except as specifically waived herein. To the contrary, the Lender reserves its rights and remedies.

IN WITNESS  WHEREOF,  the parties hereto have caused this Ninth  Amendment to be duly executed and delivered by their proper and duly  authorized  officers as of the day and year first above written.

NUTRITION MANAGEMENT SERVICES COMPANY

By: /s/ Joseph V. Roberts
   -------------------------
Joseph V. Roberts
Chief Executive Officer
Attest: /s/ Kathleen A. Hill
        ----------------------
        Secretary

THE COLLEGEVILLE INN CONFERENCE & TRAINING CENTER, INC.

By: /s/ Joseph V. Roberts
   -------------------------
Joseph V. Roberts
Chief Executive Officer
Attest: /s/ Kathleen A. Hill
        ----------------------
        Secretary

APPLE FRESH FOODS, LTD.

By: /s/ Joseph V. Roberts
   -------------------------
Joseph V. Roberts
Chief Executive Officer
Attest: /s/ Kathleen A. Hill
        ----------------------
        Secretary

("Borrower")

WILMINGTON TRUST OF PENNSYLANIA

By: /s/ Donald W. Hans, Jr.
---------------------------------
Donald W. Hans, Jr.
Vice President